Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [* * *], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO VERASTEM, INC. IF PUBLICLY DISCLOSED.

LICENSE AGREEMENT FOR CKI27

This License Agreement for CKI27 (“Agreement”) is made and entered into as of January 7th, 2020 (the “Effective Date”) by and between

Verastem, Inc., a Delaware corporation with its principal place of business at 117 Kendrick St., Suite 500, Needham, MA 02494, the United States of America (“VERASTEM”),

And

CHUGAI PHARMACEUTICAL CO., LTD, a corporation duly established under the laws of Japan, having its principal place of business at 2-1-1, Nihonbashi-Muromachi, Chuo-ku, Tokyo 108-8324, Japan (“CHUGAI”).

WITNESSETH:

WHEREAS, VERASTEM is a pharmaceutical company that possesses expertise in the research, regulatory, development, manufacturing and commercialization of pharmaceutical products on a worldwide basis;

WHEREAS, CHUGAI is a pharmaceutical company that possesses expertise in the research, regulatory, development, manufacturing and commercialization of pharmaceutical products on a worldwide basis; and,

WHEREAS, VERASTEM wishes to license from CHUGAI the intellectual property rights in and to the compound designated by CHUGAI as “CKI27(2)” or “CH5126766 (RO5126766)” so as to develop and commercialize pharmaceutical products containing such compound, and CHUGAI wishes to license to VERASTEM such intellectual property rights.

Exhibit 10.1

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, VERASTEM and CHUGAI enter into this Agreement as follows:

1.DEFINITIONS AND INTERPRETATION

1.1	Definitions

Unless the context otherwise requires, the terms in this Agreement, when used with initial capital letters, shall have the meanings set forth below or at their first use in this Agreement:

“Affiliate” means, with respect to a Party or other entity, any corporation or other legal entity Controlled by, Controlling, or under common Control with such Party or entity. For the purpose of this definition, the term “Control” means owning, directly or indirectly, more than fifty percent (50%) of the issued voting stock of a corporation or other legal entity, or having otherwise the power to govern the management.

“Applicable Laws” means any and all of the applicable laws, rules and regulations, including any rules, regulations, guidelines, administrative guidance, or other requirements of any Governmental Authorities that may be in effect from time to time in any country or jurisdiction of the Territory.

“Business Day” means any day other than Saturdays, Sundays or other days on which commercial banks located in Boston, the United States of America, or Tokyo, Japan, are authorized or required by law to remain closed.

“Chugai Compound” means (a) the dual Raf/MEK inhibitor referred to by Chugai as “CKI27(2)” or “CH5126766 (RO5126766),” (b) its acids, bases, salts, metabolites, esters, isomers, enantiomers, pro-drug forms, hydrates, solvates, polymorphs and degradants thereof, in each case that has substantially the same pharmacological effect, in crystal, powder or other form, and (c) any other compounds that are claimed by [***] as of patent filing date [***].

“CMC” means any technology concerning the section of “Chemistry, Manufacturing and Controls” in the application form to a Government Authority regarding composition,

Exhibit 10.1

manufacture and control of a pharmaceutical product, as such term is customarily used in the pharmaceutical industry.

“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective hereunder, those reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances.  With respect to VERASTEM’s obligations relating to Development and Commercialization, “Commercially Reasonable Efforts” means [***].

“Confidential Information” shall have the meaning set forth in Article 10.1.

“Control” or “Controlled” means, with respect to information or intellectual property rights, that the Party named as having Control owns such information or intellectual property rights, or otherwise possesses the ability to grant a license, sublicense or other rights under or with respect to such information or intellectual property rights, without violating the terms of any agreement to which such Party is a party.

“Data” means any and all research data, technical data, test and development data, pre-clinical and clinical data, formulations, processes, manufacturing information, protocols, regulatory files and the like which are developed by either Party prior to the Effective Date or during the Term and which relate directly to the Chugai Compound and/or the Product.

“Development and Commercialization” shall have the meaning set forth in Article 3.1.

“Disclosing Party” shall have the meaning set forth in Article 10.1.

“European Union” or “EU” means (a) all countries or territories that are part of the European Union; and (b) whether or not it is part of the EU, the United Kingdom.

“EU Opt-Back Right” shall have the meaning set forth in Article 5.1.1.

[***].

“Field” means all uses, including the diagnosis, prevention and treatment of diseases and other conditions in all indications.

Exhibit 10.1

“First Commercial Sale” means, with respect to a given Product in the Territory, the first sale of such Product by VERASTEM or its Affiliates or sublicensees to a third party (excluding sublicensees) in the Territory after the receipt of Marketing Authorization for such Product in the Territory. [***]

“Fully-Burdened Manufacturing Cost” means the fully-burdened cost and expense incurred in the manufacture of a product, determined using VERASTEM’s customary practices and procedures for its other products, and which includes, without limitation, the following: [***].

“Governmental Authority” means any national (e.g., the FDA), supra-national (e.g., the EMEA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the world.

[***]

“Improvements” means data, inventions, discoveries and know-how, whether patentable or not, and any intellectual property rights thereof, which are necessary or useful to exploit the Chugai Compound and/or the Product and which are acquired or developed by the relevant Party or its Affiliates on or after the Effective Date during the course of its/their activities under this Agreement or, with respect to CHUGAI, during the course of (a) an On-going Agreement, the [***] or the MTA Study Agreement, and/or (b) activities under the license agreement to be entered into between CHUGAI and VERASTEM upon exercise by CHUGAI of any Opt-Back Right.

“IND” means an investigational new drug application as defined in the United States Federal Food, Drug, and Cosmetic Act and the United States Code of Federal Regulations, Title 21, Part 312 (“Investigational New Drug Application”), as amended and applicable regulations promulgated thereunder by the FDA, or an equivalent application submitted to an equivalent Governmental Authority in any other country or jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such country or jurisdiction, including a clinical trial application.

“Japan Opt-Back Right” shall have the meaning set forth in Article 5.1.2.

[***].

Exhibit 10.1

“Licensed Know-How” means non-public and proprietary data and information that is necessary or useful to exploit the Chugai Compound and/or the Product, each existing as of the Effective Date.

“Licensed Patents” means any and all Patents that are necessary or useful to make, have made, develop, sell, offer for sale, have sold, import or export the Chugai Compound and/or any Product, in each case to the extent Controlled by CHUGAI as of the Effective Date, including those patents listed in APPENDIX I(A).  To the extent a Licensed Patent is jointly owned by CHUGAI and VERASTEM, then the term “Licensed Patent” shall refer to all of CHUGAI’s rights in such jointly owned Patent.

“Marketing Authorization” means, in respect of any country, the marketing authorization granted by the applicable Governmental Authority, which is required (in compliance with Applicable Laws) to place any pharmaceutical product on the market in such country for sale (excluding any pricing or reimbursement approval).

[***].

“MTA Study Agreement” shall have the meaning set forth in Article 2.3.  CHUGAI shall not amend the MTA Study Agreement without the prior written consent of VERASTEM, which consent shall not be unreasonably withheld.

“NDA” means a new drug application, as specified in Section 505(b) of the United States Federal Food, Drug, and Cosmetic Act and in the United States Code of Federal Regulations, Title 21, Part 314, filed with the FDA or the equivalent application filed with any other Governmental Authority to obtain a Marketing Authorization for a Product in a country.

“Net Sales” means [***] by VERASTEM, its sublicensees or their respective Affiliates for the sale of the Product to a non-affiliated third party, less [***].  For the purpose of clarification, sales between and among any two of VERASTEM, its sublicensees and their respective Affiliates shall not be subject to royalty, but in such cases royalties shall accrue and be calculated on any subsequent sale of the Product to a non-affiliated third party as described above.

Exhibit 10.1

Notwithstanding the foregoing, in the event a Product is sold in a country as a “Combination Product,” defined as a product which contains the Chugai Compound and any therapeutically active pharmaceutical ingredient other than the Chugai Compound (the “Other Active Ingredient”) in a calendar quarter, Net Sales of such Combination Product will be calculated as follows:

[***].

[***].

[***].

[***].

[***].

“Notice” shall have the meaning set forth in Article 15.1.

“On-going Agreements” shall have the meaning set forth in Article 2.3.  CHUGAI shall not amend any On-going Agreement without the prior written consent of VERASTEM, which consent shall not be unreasonably withheld.

"On-going Agreement 2” shall have the meaning set forth in Appendix II.

“On-going Research Data Transfer” shall have the meaning set forth in Article 3.5.

“Opt-Back Rights” shall have the meaning set forth in Article 5.1.2.

“Party” or “Parties” means either VERASTEM or CHUGAI, as the context requires, and when used in the plural shall mean VERASTEM and CHUGAI.

“Patents” means any and all issued patents and all applications, provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions and supplementary protection certificates and the like thereof, and all foreign counterparts of any of the foregoing.

[***]

“Product” means a product which contains the Chugai Compound as the sole active pharmaceutical ingredient (“API”).

Exhibit 10.1

“Product Trademark(s)” shall have the meaning set forth in Article 8.1.

“Receiving Party” shall have the meaning set forth in Article 10.1.

“Relevant Data and Information” shall have the meaning set forth in Article 3.3.

“Royalty Term” means, with respect to a particular Product in a country in the Territory, the period of the time beginning upon First Commercial Sale of such Product in such country and ending upon the later of: (i) the date on which all Licensed Patents containing a Valid Claim [***] have expired, and (ii) the twelfth (12th) anniversary of the First Commercial Sale of such Product in such country.

“Territory” means all countries in the world.

“Technical Transfer” shall have the meaning set forth in Article 3.4.

“Trademarks” means collectively, all registered and unregistered marks, trade names, trade dress rights, logos, taglines, slogans, and other indicia of origin, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals thereof, selected for use on a product.

“Valid Claim” means [***]

“Verastem Compound” means the FAK inhibitor, defactinib (code name: VA-6063).

[***]

[***]

[***]

1.2Interpretation

For purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa as the context requires, (ii) the words “including” and “include” shall mean “including, without limitation”, unless otherwise specified; (iii) the terms “hereof”,

Exhibit 10.1

“herein”, “herewith”, and “hereunder”, and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (iv) all references to Articles, Sections, Appendices, Schedules and subdivisions thereof shall, unless otherwise specified, are intended to refer to Articles of, Schedules of, Appendices and Schedules to this Agreement and subdivisions thereof, respectively.

1.3Headings

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the interpretation of any of the terms or provisions of this Agreement.

2. GRANT OF LICENSE AND IMPROVEMENTS

2.1License Grant.

2.1.1Rights Granted

Subject to the terms and conditions herein contained, CHUGAI hereby grants VERASTEM an exclusive (including with regard to CHUGAI and its Affiliates) license, with the right to grant sublicenses as provided in Article 2.2, under the Licensed Patents and Licensed Know-How, to develop, have developed, register, have registered, make, have made, manufacture, have manufactured, use, have used, distribute, have distributed, market and have marketed (including the right to detail and promote), offer to sell, have offered to sell, sell, have sold, import and have imported the Chugai Compound and/or the Product in the Field in the Territory.

2.1.2Relationship with On-going Agreements

With respect to [***] as Licensed Patents, which were acquired or developed during the course of an On-going Agreement, the license granted from CHUGAI to VERASTEM hereunder is subject to the rights and obligations under the applicable On-going Agreement.

2.2The Right to Sublicense

The license granted under Article 2.1 to VERASTEM shall include the right to grant sublicenses under the Licensed Patents and Licensed Know-How and shall also include the right to grant to a sublicensee the right to grant further sublicenses.

If VERASTEM or any of its Affiliates enters into a sublicense agreement or any agreement with a third party service provider or manufacturer, VERASTEM shall ensure that the applicable terms and conditions of this Agreement shall apply to the applicable

Exhibit 10.1

sublicensee, service provider or manufacturer to the same extent as they apply to VERASTEM with respect to, and to the extent of the Licensed Patents and Licensed Know-How. VERASTEM shall assume full responsibility for the performance of all its obligations under this Agreement.

2.3Exclusivity as to CHUGAI

Except for (i) the Technical Transfer, (ii) the development or commercialization activities for the Product conducted by CHUGAI pursuant to this Agreement, (iii) [***] (iv) CHUGAI’s support of the non-clinical research activities for the Chugai Compound or the Product conducted by [***] pursuant to that certain Material Transfer Agreement, entered into between [***] and CHUGAI, dated as of [***] (the “MTA Study Agreement”), (v) CHUGAI’s support of the clinical trial for the Chugai Compound or the Product pursuant to that certain [***] with CHUGAI entered into between [***], and CHUGAI, [***] (the “[***]”), or (vi) any activities conducted by CHUGAI pursuant to the license agreement to be entered into between CHUGAI and VERASTEM upon exercise by CHUGAI of any Opt-Back Right, CHUGAI shall not conduct any activities for the Chugai Compound or the Product in the Territory without prior approval of VERASTEM.

Notwithstanding anything to the contrary herein, CHUGAI may continue to support the investigator initiated studies for which CHUGAI is providing support as of the Effective Date pursuant to the agreements listed in Appendix II (the “On-going Agreements”),   the [***] and the MTA Study Agreement. CHUGAI may provide any financial, technical or other support and the Product or Chugai Compound to such investigator initiated studies as required pursuant to the terms and conditions of the On-going Agreements or [***].

2.4Improvements

2.4.1VERASTEM Improvements

Any and all Improvements solely acquired or developed by VERASTEM, and/or by any third parties on behalf of VERASTEM, shall be solely owned by VERASTEM (hereinafter “VERASTEM Improvements”). VERASTEM’s rights thereto and interests therein shall become subject to CHUGAI’s Opt-Back Rights under Article 5.

2.4.2CHUGAI Improvements

(a)Any and all Improvements solely acquired or developed by CHUGAI, and/or by any third parties on behalf of CHUGAI, or otherwise Controlled by CHUGAI, including through the terms of any On-going Agreement, the [***] and the MTA Study Agreement, shall be solely owned or Controlled by CHUGAI (hereinafter “CHUGAI Improvements”). Subject to the

Exhibit 10.1

terms and conditions herein contained, CHUGAI hereby grants to VERASTEM (i) with respect to CHUGAI Improvements arising from the Ongoing Agreements, an exclusive (including with regard to CHUGAI and its respective Affiliates) license, with the right to grant sublicense as provided in Article 2.2, to use such CHUGAI Improvements to develop, have developed, register, have registered, make, have made, manufacture, have manufactured, use, have used, distribute, have distributed, market and have marketed (including the right to detail and promote), offer to sell, have offered to sell, sell, have sold, import and have imported the Chugai Compound and/or the Product in the Field in the Territory and (ii) with respect to CHUGAI Improvements arising from the [***]or Patents covering CHUGAI Improvements arising from the MTA Study Agreement, a non-exclusive, fully-paid up and royalty-free license, with the right to grant sublicense as provided in Article 2.2, to use such CHUGAI Improvements to develop, have developed, register, have registered, make, have made, manufacture, have manufactured, use, have used, distribute, have distributed, market and have marketed (including the right to detail and promote), offer to sell, have offered to sell, sell, have sold, import and have imported the Chugai Compound and/or the Product in the Field in the Territory.  The foregoing licenses are subject to the rights and obligations under the Ongoing Agreements, the [***] and the MTA Study Agreement, respectively and CHUGAI grants such licenses only to the extent CHUGAI is granted or entitled under the applicable On-going Agreement, [***] or MTA Study Agreement.

(b)If CHUGAI [***], then the Study IPR (as defined in On-going Agreement 2),  for use with the Chugai Compound or the Product, shall be included as a CHUGAI Improvement.

(c)If any CHUGAI Improvements arising out of an On-going Agreement are covered by a Patent, then such Patents shall be considered Licensed Patents hereunder.  If any CHUGAI Improvements arising out of the [***] and the MTA Study Agreement are covered by a Patent, then such Patents shall not be considered Licensed Patents hereunder.

(d)  CHUGAI hereby agrees that with respect to CHUGAI Improvements arising from the [***] or MTA Study Agreement, it may not grant to any third party any license to use such CHUGAI Improvements to develop, have developed, register, have registered, make, have made, manufacture, have manufactured, use, have used, distribute, have distributed, market and have marketed (including the right to detail and promote), offer to sell, have offered to sell, sell, have sold, import and have imported the Chugai Compound and/or the Product in the Field in the Territory.

Exhibit 10.1

2.4.3Joint Improvements

Any and all Improvements acquired or developed jointly by VERASTEM and CHUGAI shall be jointly owned by the Parties (hereinafter “Joint Improvements”). Subject to the terms and conditions herein contained, CHUGAI hereby grants to VERASTEM an exclusive (including with regard to CHUGAI and its respective Affiliates) right, with the right to grant sublicense as provided in Article 2.2, under CHUGAI’s rights in Joint Improvements to develop, have developed, register, have registered, make, have made, manufacture, have manufactured, use, have used, distribute, have distributed, market and have marketed (including the right to detail and promote), offer to sell, have offered to sell, sell, have sold, import and have imported the Chugai Compound and/or the Product in the Field in the Territory.  VERASTEM’s rights in Joint Improvements shall become subject to CHUGAI’s Opt-Back Rights under Article 5.

3.DEVELOPMENT, COMMERCIALIZATION AND REGULATORY ACTIVITIES

3.1Responsibility of VERASTEM

VERASTEM shall have the sole responsibility for, as well as full freedom to decide and implement, at its sole expense, all development and commercialization activities for the Product in the Field in the Territory, including, but not limited to, regulatory filings and communications with Governmental Authorities for Marketing Authorizations, manufacturing of the Chugai Compound and/or the Product, marketing, promotion, decisions on package design and Trademark used for the Product sold in the Field in the Territory and decision on timing and strategy of launch of the Product in the Field in the Territory (collectively “Development and Commercialization”).

Any and all regulatory filings relating to the Development and Commercialization, including, but not limited to, a filing for IND and NDA, shall be made under the name of VERASTEM or its designee/assignee.

For regulatory or pharmacovigilance purposes, VERASTEM, or its designee and/or assignee, shall be the sponsor of any clinical development of the Product in the Field in the Territory.

3.2Commercially Reasonable Efforts

VERASTEM shall use Commercially Reasonable Efforts in the Territory to develop or have developed and obtain or have obtained Marketing Authorizations and any other approvals of Governmental Authorities necessary or advisable to sell the Product and thereafter to market and sell the Product.

Exhibit 10.1

3.3Provision of Relevant Data and Information

Promptly after the Effective Date, CHUGAI shall disclose or provide to VERASTEM all existing Data and technology and regulatory filings/approvals in its possession for the Chugai Compound or Product in the Field in the Territory (“Relevant Data and Information”).  This includes, without limitation, providing VERASTEM with full access (and not just view access) to all of the information CHUGAI has placed in the virtual data room prior to the Effective Date. The Relevant Data and Information so disclosed or provided to VERASTEM shall remain in the sole ownership of CHUGAI at all times and VERASTEM shall have an exclusive (including with regard to CHUGAI and its respective Affiliates) license, with the right to grant sublicenses as provided in Article 2.2, to use and exploit such Relevant Data and Information for the development and commercialization of the Chugai Compound or the Product in the Field in the Territory under this Agreement; provided that CHUGAI may use and exploit such Relevant Data and Information for any activities permitted to CHUGAI under Article 2.3. The consideration set out in Article 6 below shall be deemed to include any fee, compensation and/or royalties whatsoever for the exclusive license of the Relevant Data and Information.

3.4Technical Transfer

Upon VERASTEM’s request, CHUGAI shall conduct activities to transfer to VERASTEM technical information and know-how relating to the production or manufacture of the Chugai Compound and/or Product, including any Relevant Data and Information and Licensed Know-How, for the purpose of enabling VERASTEM to conduct activities relating to CMC and resulting production or manufacture of the Product (such activities of CHUGAI, “Technical Transfer”). For the avoidance of doubt, the Technical Transfer shall not require CHUGAI to conduct new CMC experimental research not currently ongoing or otherwise completed as of the Effective Date.

All materials and information provided by CHUGAI to VERASTEM in connection with the Technical Transfer shall be provided on an “AS IS” basis, provided that CHUGAI shall provide all such materials and information in the English language.

The detailed activities, the process of, and the required time period for the Technical Transfer shall be described in APPENDIX III.  For the sake of clarity, the required time periods for the Technical Transfer described in Appendix III shall begin upon VERASTEM’s request to begin the Technical Transfer activities.  Additionally, CHUGAI shall reasonably cooperate with VERASTEM by providing, upon VERASTEM’s request,  (i) any additional data and information relating to the production or manufacture of the Chugai Compound and/or Product and Controlled by CHUGAI that has not been provided under the initial Technical

Exhibit 10.1

Transfer and (ii) reasonable assistance in responding to queries from Government Authorities in the Territory relating to the Chugai Compound and/or the Product to the extent that CHUGAI can assist without performing any work to produce new data or information.

3.5Ongoing Research Data Transfer

3.5.1CHUGAI shall conduct activities to transfer to VERASTEM the data of the on-going research relating to the Chugai Compound or the Product conducted in accordance with (a) the On-going Agreements, except for the On-going Agreement 2 (as defined in Appendix II), and (b) the [***], subject to the rights and obligations under the applicable On-going Agreement or the [***] (such activities of CHUGAI, the “On-going Research Data Transfer”). All materials and information provided by CHUGAI to VERASTEM in connection with the On-going Research Data Transfer shall be provided on an “AS IS” basis, provided that CHUGAI shall provide all such materials and information in the English language.

3.5.2CHUGAI shall not provide the data of the on-going research relating to the Chugai Compound or the Product conducted in accordance with the On-going Agreements and the [***] to any third party without the prior written consent of VERASTEM, which consent shall not be unreasonably withheld.

3.6Manufacturing and Supply

3.6.1Subject to CHUGAI’s performance of its obligations under Articles 3.3  and 3.4,  as between the Parties, VERASTEM shall have the sole responsibility, at its sole expense, for CMC development and supply of the Chugai Compound and Product, including clinical and commercial supply (subject to the provisions detailed in Appendix IV if CHUGAI exercises its Opt-Back Right).

3.6.2Notwithstanding Article 3.6.1, CHUGAI, directly or through its designee, shall supply VERASTEM with, and VERASTEM shall make a one-time purchase from CHUGAI of, the materials listed on Appendix VI (“Inventory”) within the timelines set forth on Appendix VI.  CHUGAI shall deliver the Inventory to VERASTEM at EXW CHUGAI’s facilities in Japan (INCOTERMS 2010).  VERASTEM shall pay to CHUGAI [***] for the Inventory within [***]days after CHUGAI delivers the Inventory to VERASTEM.

3.6.3As described in Appendix VI, as of the Effective Date, CHUGAI has in its possession [***]  For the period of time between the Effective Date and [***] CHUGAI hereby grants to VERASTEM an option to purchase [***] for a price to be negotiated in good faith by the parties if and when VERASTEM exercises this option.  During the [***], CHUGAI shall maintain

Exhibit 10.1

and/or effectively preserve, and shall not dispose of, [***].

3.7Development Reports

No less frequently than [***], VERASTEM shall provide CHUGAI with written reports summarizing its, its Affiliates’, and its sublicensees’ development of Product, including a summary of the data, timelines and results of such development, and an overview of future development activities reasonably contemplated by VERASTEM, which reports shall be provided in English. Such reports shall be the Confidential Information of VERASTEM pursuant to Article 10. VERASTEM shall respond to CHUGAI’s reasonable requests for additional information regarding significant development activities, as CHUGAI may request from time to time.

3.8Sales Forecast

During the Royalty Term for any particular Product and for planning purposes only, VERASTEM shall provide to CHUGAI the following information by no later than [***] of each [***]:  a non-binding sales forecast of such Product covering [***] and the following [***], which forecast shall be on a [***] basis for [***] and on an [***] basis for [***].

4. Joint Committee

4.1Establishment of the Joint Committee

Within a reasonable period of time after the Effective Date, the Parties shall establish a Joint Committee (“JC”) of four (4) committee members, consisting of two (2) representatives designated by each Party.

4.2Duration, Scope of Authority and Responsibilities of the Joint Committee

The JC shall continue in existence until the earlier of (a) First Commercial Sale or (b) the Parties mutually agree in writing to disband. The JC shall (i) review and comment on the development plan, provided that in the event of any disagreement between the Parties, VERASTEM shall have the final decision-making authority, (ii) address and coordinate resolution of issues that may arise relating to the Technical Transfer, and (iii) address other issues and matters as the Parties may agree from time to time.

4.3Meetings of the Joint Committee

The JC shall be organized [***] as agreed by the Parties and at such other times as deemed appropriate by the JC.    A quorum of the JC shall exist whenever there is present at a meeting at least one representative appointed by each Party. The meetings of the JC shall

Exhibit 10.1

take place alternately in Needham, Massachusetts, Tokyo, Japan, or any other places, or the JC may be organized by means of telephone or video conferencing, as are mutually agreed.  For the avoidance of doubt, the meetings of the JC shall be conducted in English, and any materials provided to the JC in connection with such discussions shall be provided in English.

5.Opt-Back Right [***]

5.1　Opt-Back Rights

5.1.1Subject to the terms and conditions of this Agreement, CHUGAI shall have an opt-back right to develop and commercialize the Chugai Compound and/or Product in the Field in the European Union (the “EU Opt-Back Right”) at any time from the Effective Date through the date VERASTEM submits an NDA to the FDA in the United States for the Product (the “EU Opt-Back Trigger Date”).

5.1.2Subject to the terms and conditions of this Agreement, CHUGAI shall have an opt-back right to develop and commercialize the Chugai Compound and/or Product in the Field in Japan and Taiwan (the “Japan Opt-Back Right” and together with the EU Opt-Back Right, the “Opt-Back Rights”) at any time from the Effective Date through the date VERASTEM receives Marketing Authorization from the FDA in the United States for the Product (the “Japan Opt-Back Trigger Date”).

5.1.3No later than [***] days after the EU Opt-Back Trigger Date, CHUGAI may, by written notice to VERASTEM, in its sole discretion, elect to exercise the EU Opt-Back Right.  If CHUGAI exercises the EU Opt-Back Right, the parties shall have [***] days to negotiate in good faith and enter into a written agreement outlining the terms and conditions that govern the EU Opt-Back Right, which agreement shall include all of the terms identified in Appendix IV.

5.1.4No later than [***] days after the Japan Opt-Back Trigger Date, CHUGAI may, by written notice to VERASTEM, in its sole discretion, elect to exercise the Japan Opt-Back Right.  If CHUGAI exercises the Japan Opt-Back Right, the parties shall have [***] days to negotiate in good faith and enter into a written agreement outlining the terms and conditions that govern the Japan Opt-Back Right, which agreement shall include all of the terms identified in Appendix IV.

5.1.5For the avoidance of doubt, the EU Opt-Back Right and the Japan Opt-Back Right may be exercised independently by CHUGAI.

5.1.6To enable CHUGAI to make a determination regarding its Opt-Back Rights, upon CHUGAI’s request, VERASTEM shall provide CHUGAI with all information and data related to the Chugai Compound and/or Product that are Controlled by VERASTEM, including data (including raw data) and results generated under any pivotal study of Product and data and

Exhibit 10.1

results related to the concomitant drug used in combination with the Product in such pivotal study.

5.2 [***]

6. CONSIDERATION

6.1Consideration.

As consideration for the exclusive license to the Licensed Patents and Licensed Know-How set forth in Article 2.1, VERASTEM shall pay to CHUGAI the amounts set forth in this Article 6.

6.2Up-front Fee

VERASTEM shall pay a one-time, non-refundable and non-creditable up-front fee of Three Million (3,000,000) USD (the “Up-front Fee”). Upon execution of this Agreement, CHUGAI shall provide an original invoice for the Up-front Fee to VERASTEM, and VERASTEM shall pay the Up-front Fee within forty-five (45) days from the Effective Date.

6.3Royalty Payment

6.3.1Royalties

VERASTEM shall, on a Product-by-Product basis during the applicable Royalty Term, pay to CHUGAI royalties of [***] of Net Sales of each Product sold in the Territory; provided, however, that (a) if there are no Valid Claims in a country of sale in the Territory or (b) a pharmaceutical product containing the same active pharmaceutical ingredient as the Product (i.e., a generic product) is being sold by a third party in a country of sale in the Territory, said royalty for such country shall be thereafter reduced to [***] of Net Sales of the relevant Product sold in such country.

6.3.2Cumulative Royalties.

The obligation to pay royalties under this Agreement shall be imposed only once with respect to a single unit of a Product regardless of how many Valid Claims included within the Licensed Patents would, but for this Agreement, be infringed by the manufacture or commercialization of such Product.

6.3.3Third Party Payments.  If VERASTEM is required to make payments to any third party in consideration for a license under, assignment of, or obligation not to assert a Patent Controlled by such third party that, in the reasonable opinion of VERASTEM’s patent counsel,

Exhibit 10.1

is necessary to make, have made, use, develop, sell, offer for sale or import the Chugai Compound or Product without infringing the Patent of such third party (such payments, “Third Party Payments”), VERASTEM may credit against any royalty payments due to CHUGAI under Article 6.3.1 up to [***] of such Third Party Payments; provided that, in no event will royalties payable to CHUGAI be reduced by more than [***] as a result of such credit.  VERASTEM agrees to first consult with CHUGAI prior to obtaining a license under, assignment of, or obligation not to assert such a third party Patent.

6.3.4Payment of Royalties

Royalties shall be paid by VERASTEM to CHUGAI [***], within [***] days after the receipt of an invoice issued by CHUGAI with regards to [***], which shall be issued within [***] days after its receipt of an actual sales report from VERASTEM in accordance with Article 6.3.5.

6.3.5Sales Report & Currency Conversion

Within [***] days after the end of each [***], commencing with the [***] during which the First Commercial Sale of the first Product is made anywhere in the Territory, VERASTEM shall send to CHUGAI a [***] sales report which shall include the royalty amount, the Net Sales amount and the quantity and unit price of the Product sold in the just ended [***] in each country in the Territory.

Royalties shall be first calculated in the currency of sale and, if Net Sales are not first made in USD, they shall be converted into USD, by applying the cross interbank exchange rate between the two currencies as published on [***] for which the sales are made for the purpose of determining the amount of royalties.

6.4Payment Account

Payments shall be made to the bank account indicated by CHUGAI. The Up-front Fee and all royalties shall be paid in USD. All costs associated with payments to CHUGAI, including the costs of wire transfers, shall be deducted from the payments to CHUGAI.

6.5Late Payments

VERASTEM shall pay CHUGAI interest on any payment under this Agreement that is not paid on or before the due date at the rate of [***] calculated from the due date to the date paid in full.

6.6Withholding Tax

Exhibit 10.1

If provision is made in law or regulation of any country for withholding taxes with respect to any amounts payable under this Agreement to CHUGAI, then VERASTEM shall promptly pay such withholding taxes on behalf of CHUGAI to the proper Governmental Authority, and shall promptly furnish CHUGAI with evidence of payment. VERASTEM shall be entitled to deduct any such withholding taxes from such payments due to CHUGAI or be promptly reimbursed by CHUGAI if such payments due to CHUGAI have been made without such deduction. Each Party agrees to assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

6.7Audit

VERASTEM shall maintain, and shall cause its Affiliates and sublicensees to maintain, full, complete and accurate books and records containing all particulars that may be necessary for the purpose of calculating all royalties due under this Agreement. Such books and records shall be kept at their principal place of business.

VERASTEM and its Affiliates shall permit CHUGAI, by independent qualified public accountants selected by CHUGAI and reasonably acceptable to VERASTEM, to examine VERASTEM’s books and records at any reasonable time during business hours, but not later than [***] following the rendering of any corresponding reports, accountings and payments pursuant to this Agreement. The foregoing right of examination may be exercised [***]. Such accountants may be required by VERASTEM and its Affiliates to enter into reasonably acceptable confidentiality agreements, and in no event shall such accountants disclose to CHUGAI any information other than such as relates to the accuracy of reports and payments made or due hereunder. The opinion of said independent accountants regarding such reports, accountings and payments shall be binding on the Parties.

VERASTEM shall request its sublicensees to allow VERASTEM to examine their books and records under similar conditions as in this Agreement and shall make the results of such audits available to CHUGAI to the extent reasonably necessary to allow CHUGAI to confirm the accuracy of VERASTEM’s payments to CHUGAI.

CHUGAI shall bear the cost of any such examination; provided that if the audit shows an underpayment of royalties due to CHUGAI of more than [***] of the amount due for the applicable accounting period, then [***].

VERASTEM or CHUGAI, as the case may be, shall promptly pay to the other Party the amount of the underpayment or overpayment revealed by an audit.

7PATENTS

Exhibit 10.1

7.1PATENT PROSECUTION

7.1.1Prosecution and Maintenance of Licensed Patents and Patents Covering CHUGAI Improvements

CHUGAI shall control [***] the filing, prosecution and maintenance of the Licensed Patents and Patents covering CHUGAI Improvements in the Territory, including, but not limited to, filing applications for, and obtaining, patent term extensions, supplemental protection certificates and the like in each country where it is appropriate to do so in CHUGAI’s reasonable judgment. If VERASTEM and/or CHUGAI wish to apply for extension of the term of any Licensed Patents and Patents covering CHUGAI Improvements available under any Applicable Law of any country in the Territory, the Parties shall cooperate in such application (e.g., by providing the other Party with all information and documents in each Party’s possession which may be necessary or desirable for such application).

7.1.2Prosecution and Maintenance of Patents Covering VERASTEM Improvements

VERASTEM shall control [***] the filing, prosecution and maintenance of any Patents covering VERASTEM Improvements in the Territory, including, but not limited to, filing applications for, and obtaining, patent term extensions, supplemental protection certificates and the like in each country where it is appropriate to do so in VERASTEM’s reasonable judgment. If VERASTEM and/or CHUGAI wish to apply for extension of the term of any Patents covering VERASTEM Improvements available under any Applicable Law of any country in the Territory, the Parties shall cooperate in such application (e.g., by providing the other Party with all information and documents in each Party’s possession which may be necessary or desirable for such application).

7.1.3Prosecution and Maintenance of Patents Covering Joint Improvements

With respect to any Patents covering Joint Improvements, the Party from whom the majority of the data underlying such patent application arises (hereinafter the “Controlling Party”) shall control [***] the filing, prosecution and maintenance of any Patents covering Joint Improvements in the Territory, including, but not limited to, filing applications for, and obtaining, patent term extensions, supplemental protection certificates and the like in each country where it is appropriate to do so in the Controlling Party’s reasonable judgment; provided, however, the Controlling Party shall make any material decision (e.g., decision resulting in a limitation of the scope of the claims, abandonment of one or more such patent or patent application in any country in the Territory, and the like) to be made in connection with the filing, prosecution and maintenance of such patent or patent application after consultation with the other Party. If VERASTEM and/or CHUGAI wish to apply for extension

Exhibit 10.1

of the term of any Patents covering Joint Improvements available under any Applicable Law of any country in the Territory, the Parties shall cooperate in such application (e.g. by providing the other Party with all information and documents in each Party’s possession which may be necessary or desirable for such application).

7.2PATENT INFRINGEMENT

7.2.1Notice of Patent Infringement

Each Party shall promptly notify the other Party in writing if it reasonably believes that any Licensed Patent or any Patent covering an Improvement is being, or has been, infringed or misappropriated by a third party in any country.

7.2.2Prosecution of Patent Infringement

If such infringement or misappropriation relates to the Product, VERASTEM shall have the first right, but not the obligation, to initiate or pursue legal action in the Territory. In the case VERASTEM engages in such action, VERASTEM [***] with respect to any such action and may first retain all related recoveries, subject to the below. VERASTEM shall notify CHUGAI of such action and keep CHUGAI informed with respect to the disposition of any action taken in connection therewith and shall reasonably consider CHUGAI’s comments on any such action. Any damages or monetary recovery from such action, including any settlement, shall be allocated first to the reimbursement of any costs and expenses incurred by VERASTEM.  Any remaining recoveries shall be retained by VERASTEM, and shall be [***]. In the event VERASTEM does not bring action in the Territory within [***] days after notification above, then CHUGAI shall have the right to initiate an action against any third party engaged in such infringement or misappropriation in the Territory. In such case, CHUGAI [***] with respect to any such prosecution and shall retain all related recoveries. Each Party shall provide the other Party with reasonable cooperation and assistance.

8TRADEMARKS

8.1VERASTEM shall identify and select one or more Trademarks to be used for the Products in the Territory. In this Agreement, the Trademark(s) that VERASTEM has decided to associate to the relevant Product shall be referred to as “Product Trademarks”. VERASTEM shall own all of the Product Trademarks, and shall be, at its cost, responsible for procurement, registration, maintenance and enforcement of any of the Product Trademarks.

8.2Infringement

Exhibit 10.1

VERASTEM shall have the sole right, but not the obligation, to initiate proceedings against, or defend claims made by, any person in connection with any of the Product Trademarks. The commencement, strategies, termination, settlement or defense of any action relating to the validity of the Product Trademarks shall be decided by VERASTEM. Any such proceedings shall be at the expense of VERASTEM. Any damages or costs recovered by VERASTEM as a result of any such proceedings or claims shall be at the sole benefit and account of VERASTEM.

9TERM AND TERMINATION

9.1Term

This Agreement shall enter in force as of the Effective Date and remain in effect on a Product-by-Product and country-by-country basis in the Territory until expiry of the Royalty Term in such country, unless earlier terminated in accordance with this Article 9 or as otherwise agreed in writing by the Parties.

9.2Consequences of the Expiration of the Royalty Term

Upon expiration of the Royalty Term in each country, VERASTEM shall have a perpetual, non-exclusive, fully paid-up, royalty-free license under the Licensed Patents and Licensed Know-How to develop, have developed, use, have used sell, have sold, offer for sale, have offered for sale, import and have imported such Product in the Field in such country.

9.3Early Termination

9.3.1Termination by CHUGAI for Challenge against Licensed Patents

[***] CHUGAI may terminate this Agreement in its entirety at any time upon written notice to VERASTEM, if VERASTEM, its Affiliates or any sublicensee, individually or in association with a third party, commences a legal action challenging the validity of any of the Licensed Patents (including the Patents covering a Chugai Improvement, if any).  [***]

9.3.2Termination by VERASTEM

VERASTEM shall have the right to terminate this Agreement in its entirety at any time and for any reason and with no further payments to CHUGAI (aside from any payment obligations which have accrued by the termination date), by giving CHUGAI one hundred eighty (180) days prior written notice.

9.3.3Termination by Either Party

9.3.3.1For Material Breach

Exhibit 10.1

Upon a material breach of this Agreement by the other Party, the non-breaching Party may, at its option, terminate this Agreement in its entirety by giving written notice to the breaching Party if such breach remains substantially uncorrected for a period of one hundred and twenty (120) days after such breach is brought to the breaching Party’s attention in reasonable detail in writing.

9.3.3.2For Bankruptcy

[***], either Party may terminate this Agreement in its entirety at any time upon notice to the other Party if the other Party:

(a)files an application for declaration of bankruptcy, commencement of procedures for bankruptcy, civil rehabilitation, corporate reorganization or corporate arrangement, or similar application or filing or resolves its dissolution (other than as due to merger) at its board of directors meeting or any counterpart under Applicable Law; or

(b)is subject to a declaration of bankruptcy, a decision for the commencement of bankruptcy, civil rehabilitation or corporate reorganization or an order for the commencement of corporate arrangement or special liquidation or any counterpart under Applicable Law, provided that any involuntary petition against the other Party has not been stayed or dismissed within [***] days of its filing.

9.4Consequences of Early Termination

9.4.1Cessation of Activities Upon Any Early Termination

In the event this Agreement is terminated early for any reason in its entirety,

(i) all of VERASTEM’s rights to the Licensed Patents, Licensed Know-How, and CHUGAI Improvements shall cease in the Territory, and

(ii) VERASTEM shall cease all the activities licensed under this Agreement in the Territory.

9.4.2Early Termination by CHUGAI or by VERASTEM for Convenience

In the event this Agreement is terminated in its entirety (a) by CHUGAI pursuant to Article 9.3.1 (Termination by CHUGAI for Challenge against Licensed Patents), Article 9.3.3.1 (For Material Breach) or 9.3.3.2 (For Bankruptcy) or (b) by VERASTEM pursuant to Article 9.3.2 (Termination by VERASTEM), in addition to 9.4.1 above, VERASTEM shall,

(i) [***], transfer to CHUGAI all data and know-how necessary or useful to exploit the Chugai Compound or the Product, including without limitation, data obtained through clinical trials and information contained in regulatory submissions;

(ii) grant CHUGAI a perpetual, royalty-free license, with the right to sublicense, to use

Exhibit 10.1

or practice the VERASTEM Improvements in the Field in the Territory;

(iii) [***], transfer and assign to CHUGAI any Product Trademarks in the Territory;

(iv) [***], assign to CHUGAI or a third party designated by CHUGAI all INDs, NDAs, and Marketing Authorizations for the Product in the Territory;

(v) in response to a request from CHUGAI [***], transfer to CHUGAI or a third party designated by CHUGAI all inventory of Chugai Compound and/or the Product (including all final product, bulk drug substance, intermediates, works-in-process, formulation materials, reference standards, drug product clinical reserve samples, packaged retention samples, and the like) then in possession or control of VERASTEM or its Affiliates; and

(vi) in response to a request from CHUGAI, transfer to a third party designated by CHUGAI written materials, technical information and know-how relating to the production or manufacture of the Chugai Compound and/or the Product for the purpose of enabling such third party to produce or manufacture the Chugai Compound and/or the Product for Development and Commercialization by CHUGAI, within a reasonable period [***].

9.4.3Early Termination for CHUGAI’s Material Breach or Bankruptcy

In the event this Agreement is terminated in its entirety by VERASTEM pursuant to Article 9.3.3.1 (For Material Breach), in addition to 9.4.1 above, VERASTEM shall,

(i) grant CHUGAI a perpetual license, with the right to sublicense, all data and know-how necessary or useful to exploit the Chugai Compound or the Product, including without limitation, data obtained through clinical trials and information contained in regulatory submissions;

(ii) grant CHUGAI a license, with the right to sublicense, to use or practice the VERASTEM Improvements in the Field in the Territory;

(iii) grant CHUGAI a perpetual license, with the right to sublicense, any Product Trademarks in the Territory;

(iv) [***], assign to CHUGAI or a third party designated by CHUGAI all INDs, NDAs, and Marketing Authorizations for the Product in the Territory;

(v) at VERASTEM’s option, [***] transfer to CHUGAI or a third party designated by CHUGAI all inventory of Chugai Compound and/or the Product (including all final product, bulk drug substance, intermediates, works-in-process, formulation materials, reference standards, drug product clinical reserve samples, packaged retention samples, and the like) then in possession or control of VERASTEM or its Affiliates; and

(vi) in response to a request from CHUGAI, transfer to a third party designated by CHUGAI written materials, technical information and know-how relating to the production or manufacture of the Chugai Compound and/or the Product for the purpose of enabling such

Exhibit 10.1

third party to produce or manufacture the Chugai Compound and/or the Product for Development and Commercialization by CHUGAI, within a reasonable period [***].

The consideration of the licenses under (i) to (iii) above in this Article 9.4.3 shall be reasonable and separately discussed and agreed between the Parties.

9.5Survival

The foregoing notwithstanding, any provisions which by their specific language or context are intended to or can be fairly read to survive termination of this Agreement, shall survive any termination of this Agreement for any reason or the expiration of the term set forth in Article 9.1.

Without prejudice to the generality of the foregoing, the Parties acknowledge that Articles 6.7 (Audit), 9.4 (Consequences of Early Termination), 10 (Confidentiality), 13 (Indemnification), 14 (Limitation of Liability), 16 (Governing Law and Dispute Resolution) and 17 (Miscellaneous) shall survive the termination of this Agreement and the expiration of the term set forth in Article 9.1.

10CONFIDENTIALITY

10.1In this Agreement, “Confidential Information” means, subject to Article 10.2, (a) any data, know-how and other information, whether technical or non-technical, disclosed by one Party (hereinafter the “Disclosing Party”), or otherwise became known, to the other Party (hereinafter the “Receiving Party”) hereunder relating to the subject matter of this Agreement, regardless of form or manner of disclosure, i.e., whether disclosed in writing, in electric file or format or in other tangible manner, or orally, visually or in other intangible manner and (b) any information that was disclosed by or on behalf of a Party or any of its Affiliates to the other Party or any of its Affiliates prior to the Effective Date pursuant to the confidentiality agreement between VERASTEM and CHUGAI [***]. The existence and terms of this Agreement shall be deemed to be the Confidential Information of both Parties.

10.2Notwithstanding the foregoing, Confidential Information shall not include the information, which:

(a) was at the time of disclosure by the Disclosing Party hereunder publicly known or available;

(b) after disclosure by the Disclosing Party hereunder, became publicly known or available by publication or otherwise, other than by an unauthorized act or omission by the Receiving Party;

(c)was in the possession of the Receiving Party without confidentiality restriction at the

Exhibit 10.1

time of the disclosure by the Disclosing Party hereunder, as documented by the Receiving Party’s business records;

(d) was lawfully received from any third party having the lawful right to make such disclosure, without obligation of confidentiality; or

(e) was independently developed by the Receiving Party’s directors, officers or employees without use of or reference to the Confidential Information, as demonstrated by records contemporaneous with such development.

10.3The Receiving Party recognizes the proprietary and confidential nature of the Disclosing Party’s Confidential Information and agrees that no right, title, ownership, license, or interest of any character in the Disclosing Party’s Confidential Information other than as specifically granted herein, is conveyed or transferred to the Receiving Party. The Receiving Party further agrees to maintain the Disclosing Party’s Confidential Information in strict confidence and not to disclose or divulge the Disclosing Party’s Confidential Information, in whole or in part, to any third party, and not use the Disclosing Party’s Confidential Information for any purpose other than pursuing this Agreement. The Receiving Party shall limit disclosure of the Disclosing Party’s Confidential Information to its employees, directors, agents, contractors, consultants and advisors who have a need to know the Disclosing Party’s Confidential Information for the purpose of this Agreement, provided that, the Receiving Party shall undertake procedures to ensure that each of its employees, directors, agents, contractors, consultants and advisors to whom the Disclosing Party’s Confidential Information is disclosed understands (i) the confidential nature of the Disclosing Party’s Confidential Information and (ii) that he or she is under an obligation to hold the Disclosing Party’s Confidential Information disclosed strictly confidential.

10.4Notwithstanding the foregoing, VERASTEM may disclose CHUGAI’s Confidential Information to its Affiliates, and then existing or prospective sublicensees and subcontractors, including contract manufacturers, and CHUGAI may disclose VERASTEM’s Confidential Information to its Affiliates, any co-owners of Licensed Patents and third parties who are parties to any of the On-going Agreements,  [***], and the MTA Study Agreement, and then existing or prospective sublicensees and subcontractors in the event [***]; provided that the Party disclosing the other Party’s Confidential Information shall assume full responsibility for any failure by such third parties to treat such Confidential Information as required under this Article 10.  Notwithstanding the foregoing, CHUGAI may only disclose VERASTEM’s Confidential Information to third parties who are parties to any of the On-going Agreements, the [***] and the MTA Study Agreement (i) while such agreements are in full force and effect

Exhibit 10.1

(and not otherwise expired or terminated) and (ii) CHUGAI remains responsible for supporting the studies pursuant to the such agreements (i.e., the obligation to support the studies and/or applicable agreement has not been transferred from CHUGAI to VERASTEM). In addition, VERASTEM may disclose CHUGAI’s Confidential Information (including this Agreement and the terms herein) to the extent such disclosure is reasonably necessary to actual or bona fide potential investors, acquirors, lenders and other financial or commercial partners solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, debt transaction or collaboration; provided that in each such case on the condition that such persons are bound by written, binding obligations of confidentiality and non-use consistent with this Agreement

10.5In the event that the Disclosing Party’s Confidential Information is legally required to be disclosed to any Governmental Authorities or courts or stock exchanges having the legal authority to require such disclosure pursuant to Applicable Law, the Receiving Party shall provide the Disclosing Party with prompt notice so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement, and the Receiving Party shall cooperate with the Disclosing Party in any effort the Disclosing Party may undertake. In the event that such protective order or remedy is not obtained, or that the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party shall furnish only that portion of the Disclosing Party’s Confidential Information which is legally required and shall exercise its Commercially Reasonable Efforts to obtain reliable assurance that confidential treatment will be accorded and disclosure is limited to the extent possible.

11PUBLICATIONS

11.1Publication by CHUGAI

As of the Effective Date and thereafter and except as required by Applicable Laws, CHUGAI shall not publish any Data or results relating to the Chugai Compound or the Product without VERASTEM’s prior written approval. Prior to submission of such Data or results for publication or presentation, CHUGAI shall provide at least [***] days or, in exceptional circumstances, [***] days prior to the intended submission, a copy of such proposed publication or presentation to VERASTEM, who shall have [***] days to inform CHUGAI whether it approves or does not approve the publication or presentation and to provide its comments, which approval shall not be unreasonably withheld. If such publication or presentation contains patentable matter which requires protection, the Parties agree to delay such publication or presentation for an additional [***] days so that the appropriate Party may

Exhibit 10.1

file for patent protection or to delete such patentable matter from such proposed publication or presentation.

11.2Publication by VERASTEM

As of the Effective Date and thereafter, VERASTEM shall have the right to publish any Data or results relating to the development of the Chugai Compound or the Product including, but not limited to, any Data or results from preclinical studies undertaken by academic institutions at the request of VERASTEM or Data or results from clinical trials, including pursuant to On-going Agreement 2. Furthermore, independent investigators, hospitals and academic institutions that are entrusted by VERASTEM with the conduct of preclinical studies or clinical trials of the Chugai Compound or the Product are understood to operate in an academic environment and shall be allowed to release Data and information regarding such preclinical or clinical trials in a manner consistent with academic standards. Upon each publication pursuant to this Article 11.2, VERASTEM shall use reasonable efforts to promptly notify CHUGAI of such publication with the contents thereof.

11.3Publication by the Investigator

Prior to submission of the Data or results relating to the Chugai Compound or the Product for publication or presentation by the investigator who initiated study(ies) under and parties to any of the On-going Agreements, the MTA  Study Agreement, or the [***], CHUGAI shall provide at least [***] days prior to the intended submission, a copy of such proposed publication or presentation to VERASTEM, who shall have [***] days to inform CHUGAI whether it contains patentable matter which requires protection. If such publication or presentation contains such patentable matter, CHUGAI will have the investigator delay such publication or presentation for an additional [***] days so that the appropriate Party may file for patent protection or to delete such patentable matter from such proposed publication or presentation.  The Parties agree that the terms and conditions of On-going Agreement 2 shall govern any  publications or presentations relating to the research being conducted pursuant On-going Agreement 2.

11.4Press Release

Each Party shall issue a press release with mutually agreed content at an agreed date or dates promptly following the execution of this Agreement. Subject to Article 11.5, the Parties shall jointly discuss and agree in writing on any statement to the public regarding this Agreement or any of its terms and when either Party elects to make any such statement, it shall give the other Party at least [***] Business Days to review and comment on such

Exhibit 10.1

statement.

11.5Required Disclosures

Each Party acknowledges that the other Party may be legally required to make public disclosures (including in filings with Governmental Authorities) of certain terms of or material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by Applicable Laws, provided that the Party seeking such disclosure (i) receives advice from counsel that it is legally required to make such public disclosure and (ii) if practicable and permitted by Applicable Laws, first provides the other Party a copy of the proposed disclosure, and reasonably considers any comments thereto provided by the other Party within [***] Business Days after the receipt of such proposed disclosure.

A Party may disclose this Agreement in securities filings with the Securities and Exchange Commission or equivalent foreign agency to the extent required by Applicable Laws.  In such event, the Party seeking such disclosure shall prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for this Agreement, and the other Party agrees to promptly (and in any event, no more than [***] Business Days after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines prescribed by Applicable Laws.  The Party seeking such disclosure shall reasonably consider any comments thereto provided by the other Party within such [***] Business Day period.

12REPRESENTATIONS,  WARRANTIES AND COVENANTS

12.1Mutual Representations and Warranties

Each Party hereby represents and warrants with respect to itself as follows:

(a)As of the Effective Date, it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement.

(b)As of the Effective Date, (i) it has the full right and authority to enter into this Agreement and perform its obligations hereunder, (ii) it is not aware of any impediment that would prevent it from entering into this Agreement or that would inhibit its ability to perform its obligations under this Agreement, (iii) it has taken all necessary corporate actions on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (iv) this Agreement has been duly executed and delivered

Exhibit 10.1

on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)As of the Effective Date, (i) it has not entered into any agreement with any third party that is in conflict with the rights granted to the other Party under this Agreement, and has not taken any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement, or that would otherwise materially conflict with or materially adversely affect the rights granted to the other Party under this Agreement, and (ii) the performance and execution of this Agreement will not result in a breach of any other contract to which it is a party.

(d) As of the Effective Date, it is not aware of any action, suit, inquiry or investigation instituted by any third party that questions or threatens the validity of this Agreement.

(e)Such Party has, as of the Effective Date, the necessary qualified personnel, equipment, know-how and other means to perform its duties under this Agreement in a timely manner in accordance with the terms hereof.

(f)As of the Effective Date, all necessary consents, approvals and authorizations of all Governmental Authorities and other persons required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained.

12.2CHUGAI Representations and Warranties

CHUGAI hereby represents and warrants as follows:

(a)As of the Effective Date, CHUGAI owns or otherwise Controls the Licensed Patents and Licensed Know-How, has the right to grant the license under Article 2.1 to VERASTEM, and it has not granted any license or other right under the Licensed Patents and Licensed Know-How that is inconsistent with such license.

(b)As of the Effective Date, to the extent CHUGAI is required to pay a third party financial consideration for the right to Control any Licensed Patent or Licensed Know-How, VERASTEM shall not have any liability to pay or any other responsibility with respect to such financial consideration.

(c)To the best of its knowledge as of the Effective Date, Relevant Data and Information provided by CHUGAI or made available to VERASTEM in the virtual data room are true and accurate.

(d)To the best of its knowledge as of the Effective Date, Relevant Data and Information were generated from either (i) studies conducted following Good Laboratory Practice regulations and guidelines (e.g. 21 CFR Part 58.1. Good Laboratory Practice for nonclinical Laboratory Studies), if such studies are required to follow such Good Laboratory Practice regulations and guidelines or (ii) studies conducted following CHUGAI’s internal R&D

Exhibit 10.1

standards, if such studies are not required to follow Good Laboratory Practice regulations and guidelines.

(e)As of the Effective Date of this Agreement, CHUGAI is not aware of or has not received any claim or threat from any third party regarding infringement or misappropriation of rights of any third party by exploiting (i) the Licensed Patents or Licensed Know-How to be licensed under Article 2.1 or (ii) the Chugai Compound or the Product.

(f)As of the Effective Date of this Agreement, there is no litigation pending or threatened (in writing) against CHUGAI with respect to (i) all or any portion of the Licensed Patents or Licensed Know-How to be licensed under Article 2.1 or (ii) the Chugai Compound or the Product.

(g)To the best of its knowledge as of the Effective Date, CHUGAI has taken reasonable measures to protect the confidentiality of any Confidential Information in the Licensed Know-How.

(h)(i) Appendix I(A) attached hereto sets forth a true and correct list of all Licensed Patents existing as of the Effective Date that cover the Chugai Compound or Product in the Territory;  (ii) to the actual knowledge of CHUGAI as of the Effective Date, such Licensed Patents that are issued as of the Effective Date are valid and enforceable, and are being diligently prosecuted in good faith in the respective patent offices in accordance with Applicable Laws; (iii) to the actual knowledge of CHUGAI as of the Effective Date, except for (x)  [***] and any and all patents and patent applications issuing therefrom or claiming priority thereto worldwide; and (y)  [***] and any and all patents and patent applications issuing therefrom or claiming priority thereto worldwide, no material prior art or other facts are likely to render any claims in the Licensed Patents  unpatentable or unenforceable; and (iv) all renewal and maintenance fees due as of the Effective Date with respect to the prosecution and maintenance of the Licensed Patents have been paid.

(i)As of the Effective Date, each person who has or has had any rights in or to any Licensed Patents has assigned and executed an agreement assigning its entire right, title and interest in and to such Licensed Patents to CHUGAI, provided that no such assignment is required with respect to (x)  [***] and any and all patents and patent applications issuing therefrom or claiming priority thereto worldwide with respect to the ownership interest of [***], and (y)  [***], and any and all patents and patent applications issuing therefrom or claiming priority thereto worldwide with respect to the ownership interest of [***].

(j)To the best of its knowledge as of the Effective Date, [***] has not used any proprietary process or technology patented by [***] to manufacture the CHUGAI Compound or Product, as applicable.

Exhibit 10.1

12.3VERASTEM Representations and Warranties

VERASTEM hereby represents and warrants as follows:

(a)The license to VERASTEM under this Agreement is not reportable under the Hart Scott Rodino Antitrust Improvements Act.

(b)[***]

12.4No Other Representations and Warranties

Except as expressly provided in this Agreement, the foregoing representations and warranties are in lieu of, and EACH Party expressly disclaims, any and all representations and warranties of any kind, express or implied, including without limitation, WARRANTIES OF NON-INFRINGEMENT, VALIDITY OF PATENTS, DESIGN, merchantability and fitness for a particular purpose.

12.5Compliance with Anti-Corruption Laws

(a)Notwithstanding anything to the contrary in this Agreement, VERASTEM agrees that:

(i)  it shall not, in the performance of this Agreement, perform any actions, or permit its directors, officers, employees, agents, consignees, Affiliates, sublicensees or subcontractors to perform any actions, that are prohibited by local and other anti-corruption laws (including the provisions of the United States Foreign Corrupt Practices Act, collectively “Anti-Corruption Laws”) that may be applicable to one or both Parties; and

(ii)it shall not, in the performance of this Agreement, directly or indirectly, make any payment, or offer or transfer anything of value, or agree or promise to make any payment or offer or transfer anything of value, to a government official or government employee, to any political party or any candidate for political office or to any other third party with the purpose of influencing decisions related to either Party or its business in a manner that would violate Anti-Corruption Laws.

(b)If VERASTEM discovers any fact that VERASTEM is in breach of this Article 12.5, VERASTEM shall promptly notify CHUGAI thereof in writing.  If VERASTEM has breached this Article 12.5 or CHUGAI reasonably believes that VERASTEM has breached this Article 12.5,  then it shall be a material breach of this Agreement pursuant to which CHUGAI may terminate, subject to the terms of Article 9.3.3.1.  If CHUGAI terminates pursuant to Article 9.3.3.1, then, for the avoidance of doubt, CHUGAI shall not be prevented from seeking damages or any other remedies for the damages or losses arising out of or in connection

Exhibit 10.1

with VERASTEM’s breach of this Article 12.5.

13INDEMNIFICATION

13.1Indemnification by VERASTEM

VERASTEM shall indemnify, hold harmless and defend CHUGAI and its Affiliates and their respective directors, officers, employees and agents (collectively the “CHUGAI Indemnitees”) from and against any and all claims, demands, law suits and/or causes of action (whether criminal or civil, in contract, tort or otherwise)  brought by a third party (“Claims”) for losses, damages, expenses, costs of defense (including without limitation reasonable attorneys’ fees, court costs, witness fees, damages, judgments, fines and amounts paid in settlement) and any other amounts (collectively “Losses”) arising from (i) a breach by VERASTEM of its obligations under this Agreement; or (ii) the negligence or willful misconduct of VERASTEM, or its Affiliates, or any of their respective officers, employees or agents.  Notwithstanding the foregoing, VERASTEM shall not be required to indemnify the CHUGAI Indemnitees for any Losses pursuant to this Article 13.1 to the extent that (i) such Losses arise from a breach by CHUGAI Indemnitees of any of CHUGAI’s obligations under this Agreement, or (ii) such Losses arise or result from the negligence or willful misconduct of any CHUGAI Indemnitee.

13.2Indemnification by CHUGAI

CHUGAI shall indemnify, hold harmless and defend VERASTEM and its Affiliates and their respective directors, officers, employees and agents (collectively the “VERASTEM Indemnitees”) from and against any and all Claims resulting in Losses arising from (i) a breach by CHUGAI of its obligations under this Agreement; or (ii) the negligence or willful misconduct of any CHUGAI Indemnitee.  Notwithstanding the foregoing, CHUGAI shall not be required to indemnify the VERASTEM Indemnitees for any Losses pursuant to this Article 13.2 to the extent that (i) such Losses arise from a breach by VERASTEM Indemnitees of any of VERASTEM’s obligations under this Agreement, or (ii) such Losses arise or result from the negligence or willful misconduct of any VERASTEM Indemnitee.

13.3Claims

In the event of a Claim against either Party or any person entitled to indemnifications under this Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other Party having the indemnification obligation under this Agreement with respect to such Claim (such Party, the “Indemnifying Party”) in writing of the Claim with detailed information. The Indemnifying Party shall have the right to assume the defense of any such Claim for which it

Exhibit 10.1

is obligated to indemnify the Indemnified Party under this Article 13. The Indemnified Party shall cooperate with the Indemnifying Party (and its insurer) as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s sole cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim that has been assumed by the Indemnifying Party. The Indemnifying Party shall have no obligation to indemnify an Indemnified Party in connection with any settlement made without the Indemnifying Party’s prior written consent. If the Parties cannot agree as to the application of this Article 13 to any Claim, the Parties may conduct separate defenses of such Claim, with each Party retaining the right to claim indemnification from the other in accordance with this Article 13 upon resolution of the underlying Claim.

13.4Insurance

Each Party shall use reasonable endeavors to be self-insured, or to procure and maintain adequate insurance coverage, at its own cost, by reputable insurance companies, covering its respective liabilities under this Agreement.

14LIMITATION OF LIABILITY

NOTWITHSTANDING ANYTHING EXPRESS OR IMPLIED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS ARTICLE 14 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER ARTICLE 13,  OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS OBLIGATIONS HEREUNDER RELATING TO CONFIDENTIALITY.

15NOTICES

15.1Save as otherwise provided in this Agreement, any notice, demand or other communication (“Notice”) to be given by either Party under, or in connection with, this Agreement shall be in writing and signed by, on behalf of, the Party giving it. Any Notice shall be served by delivering it by hand, mailing by certified or registered airmail (postage prepaid, return receipt required) or delivering by internationally recognized overseas courier to the address set out in Article 15.2 hereof and in each case marked for the attention of the relevant Party set out in Article 15.2 hereof (or as otherwise notified from time to time in accordance with the provisions of Article 15.1 hereof). Any Notice so served shall be deemed to have been duly given or made as follows:

Exhibit 10.1

(a)in the case of delivery by hand, when delivered;

(b)in the case of delivery by certified or registered airmail, seven (7) days after posting date; and

(c)in the case of delivery by internationally recognized overseas courier, on the first Business Day after dispatch,

15.2The addressees and facsimile numbers of the Parties for the purpose of Article 15.1 hereof are as follows:

(a)VERASTEM

Address:Verastem, Inc.

117 Kendrick Street, Suite 500

Needham, Massachusetts 02494

United States

To the attention of:  [***]

With a copy to: [***]

(b)CHUGAI

Address:Chugai Pharmaceutical Co., Ltd.
2-1-1 Nihonbashi-Muromachi
Chuo-ku, Tokyo 103-8324
Japan

To the attention of:    [***]

16GOVERNING LAW AND DISPUTE RESOLUTION

16.1Governing Law

This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the breach thereof, shall be governed by, and enforced in accordance with, the laws of the State of New York, United States without regard to principles of conflicts of laws.

Exhibit 10.1

16.2Dispute Resolution

16.2.1The Parties shall negotiate in good faith and use Commercially Reasonable Efforts to settle any and all disputes, controversies or differences arising out of, in relation to or in connection with this Agreement (a “Dispute”).  Any Dispute shall be referred to senior management of each Party for attempted resolution.  In the event senior management are unable to resolve such Dispute within [***] days of such Dispute being referred to then, then upon the written request of either Party to the other Party, the Dispute shall be subject to arbitration in accordance with Article 16.2.2.

16.2.2In the event of a Dispute that cannot be resolved between the Parties or senior management as set forth in Article 16.2.1, such Dispute shall be referred to and finally and exclusively settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce. The tribunal of arbitration shall consist of three (3) arbitrators. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator who will act as the chairman of the tribunal. Such arbitration shall be held in London, England. The arbitration shall be conducted in English. Each Party shall bear its own costs and expenses relating to the arbitration unless the arbitrators determine that a Party has incurred unreasonable expenses due to vexatious or bad faith positions taken by the other Party, in which event the arbitrators may make an award of all or any portion of such expenses (including legal fees and expenses) so incurred.  The award rendered by arbitration shall be final and binding upon both Parties and judgment upon the award may be entered into in any court having jurisdiction for enforcement thereof. The Parties shall treat all matters relating to the arbitration, including, but not limited to, the existence of the arbitration, all documents produced by one Party in the arbitration, or the award rendered by the arbitration as confidential. Notwithstanding the foregoing, (i) either Party may seek preliminary injunctive relief for a breach or a threatened breach of any term by the other Party in any court of competent jurisdiction and (ii) any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent or Trademark right shall be submitted to a court of competent jurisdiction in the country in which such Patent or Trademark rights were granted or arose.

17MISCELLANEOUS

17.1Independent Contractor

Neither Party shall be deemed an agent nor representative of the other Party for any purpose, and this Agreement shall not create or establish an agency. Except as may be

Exhibit 10.1

specifically provided herein, neither Party shall have any right, power, or authority, nor shall they represent themselves as having authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose. The Parties agree that the relationship of VERASTEM and CHUGAI established by this Agreement is that of an independent licensee and licensor. This Agreement does not, is not intended to, and shall not be construed, to establish a partnership or joint venture.

17.2Third Parties

This Agreement is neither expressly nor impliedly made for the benefit of any entity other than the Parties, and neither any third party nor any Affiliate shall have any claim against either Party on the basis of this Agreement.

17.3Further Actions

From time to time during the Term, either Party shall at the reasonable request of the other Party (i) deliver to the other Party records, data or other documents consistent with the provisions of this Agreement, (ii) execute and deliver, or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such other actions, as the other Party may reasonably deem necessary or desirable in order for such Party to obtain the full benefits of this Agreement and the transactions contemplated thereby, including without limitation registration of the license granted under this Agreement and amendment of claims of Licensed Patents, if necessary.

17.4Entire Agreement

This Agreement, including all the Appendices, sets forth the entire understanding of the Parties with respect to the subject matter hereof and cancels and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof.

17.5Amendment

No modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized representative of each Party.

17.6Assignment

Neither Party may assign, transfer, charge or otherwise encumber this Agreement

Exhibit 10.1

or any right, benefit or interest under it, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, either Party may assign this Agreement without the consent of the other Party to any Affiliate or to any successor in interest by way of merger, stock purchase, consolidation, acquisition or sale of all or substantially all of its assets to which this Agreement relates, provided that such successor agrees in writing to be bound by the terms of this Agreement as if it were the assigning Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties.

17.7Performance by Affiliates

Each Party acknowledges that obligations under this Agreement may be performed by Affiliates of VERASTEM and CHUGAI. Each Party guarantees and warrants any performance of this Agreement by its Affiliates. Wherever in this Agreement, the Parties delegate responsibility to their Affiliates, the Parties agree that such Affiliates may not make decisions inconsistent with this Agreement, amend the terms and conditions of this Agreement or act contrary to the terms and conditions of this Agreement in any way.

17.8Force Majeure

Any prevention, delay or interruption of non-monetary performance (collectively “Delay”) by either Party under this Agreement shall not be a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected by the force majeure event, including but not limited to acts of God, embargoes, governmental restrictions, terrorism, general strike, fire, flood, earthquake, explosion, riots, wars or war like operations (declared or undeclared), civil disorder, rebellion or sabotage. The affected Party shall endeavor to notify the other Party to the extent possible upon the occurrence and end of the Delay. During the Delay, any time for performance hereunder by either Party shall be extended by the actual time of Delay.

17.9Severability

If any of the provisions of this Agreement are held to be void or unenforceable by a court of competent jurisdiction, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions which will achieve as far as possible the economic and business intentions of the Parties. However, the remainder of this Agreement shall remain in full force and effect, provided that the material interests of the Parties are not affected i.e., the Parties would presumably have concluded this Agreement without the unenforceable provisions.

Exhibit 10.1

17.10Waiver

A waiver of any default, breach or non-compliance under this Agreement shall not be effective unless signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach, non-observance or by anything done or omitted to be done by the other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance.

17.11No Right to Use Names

Except as otherwise provided herein, this Agreement provides no grant of right to a Party, express or implied, to use in any manner the corporate or business names or Trademarks of the other Party or its Affiliates.

17.12Legal Compliance

Either Party shall observe any and all Applicable Laws in the conduct of its activities under this Agreement, and undertakes to make and fulfil any and all formalities in connection with all such activities which may be required under Applicable Laws. The Parties further agree to comply with the current applicable Good Laboratory Practices, Good Clinical Practices and Good Manufacturing Practices, and apply a high standard of ethics in the conduct of its activities under this Agreement.

17.13Language

This Agreement has been drafted in the English language, and the English language shall control its interpretation. Any translation shall be for convenience purposes only and shall not be legally binding.

17.14Interpretation

The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against either Party by reason of the extent to which such a Party participated in the drafting of this Agreement.  The captions to the Articles hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the Articles of this Agreement.

Exhibit 10.1

17.15Fees and Expenses

VERASTEM and CHUGAI shall each pay their respective legal and other fees and expenses associated with all aspects of the transaction contemplated hereunder, including the negotiation of this Agreement.

17.16Counterparts

The Parties shall execute this Agreement in two (2) counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

Exhibit 10.1

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

VERASTEM, INC.:CHUGAI PHARMACEUTICAL CO., LTD.:

By:  /s/ Brian StuglikBy:  /s/ Tatsuro Kosaka

Name:Brian Stuglik, R.Ph.Name: Tatsuro Kosaka

Title:  CEOTitle: President and CEO

Date: January 7, 2020Date: January 7, 2020

Exhibit 10.1

APPENDIX:

APPENDIX I(A):    Licensed Patents

APPENDIX I(B):  [***]

APPENDIX II:On-going Agreements

APPENDIX III:Technical Transfer

APPENDIX IV:Opt-back Rights

APPENDIX V:[***]

APPENDIX VI:Inventory

APPENDIX VII:  [***]

Exhibit 10.1

APPENDIX I(A)

Licensed Patents

[***]

Exhibit 10.1

APPENDIX I(B)

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 10.1

APPENDIX II

On-going Agreements

[***]

Exhibit 10.1

APPENDIX III

Technical Transfer

[***]

		[***]	[***]		[***]
			[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]

Exhibit 10.1

		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

Exhibit 10.1

APPENDIX IV

Opt-Back Rights

Any agreement governing an Opt-Back Right shall, among others, include the following terms and conditions:

1.	License to CHUGAI

VERASTEM shall grant to CHUGAI an exclusive (including with regard to VERASTEM and its Affiliates) license under the Licensed Patents, Licensed Know-How, VERASTEM Improvements and VERASTEM’s rights in Joint Improvements, to develop, have developed, register, have registered, make, have made, manufacture, have manufactured, use, have used, distribute, have distributed, market and have marketed (including the right to detail and promote), offer to sell, have offered to sell, sell, have sold, import and have imported the Chugai Compound and/or the Product in the Field in the EU (with respect to an exercise of the EU Opt-Back Right) and/or Japan and Taiwan (with respect to an exercise of the Japan Opt-Back Right).

VERASTEM shall transfer and CHUGAI may use all of the Data generated by VERASTEM during the Development and Commercialization of the Chugai Compound to fulfil the requirements of Applicable Laws or regulations or the request of a  Governmental Authority in the territory applicable to the Opt-Back Right being exercised.

2.Consideration for License

As consideration for the license and transfer of Data referenced above in Section 1 of this Appendix IV,  CHUGAI shall pay a % of [***] costs [***] VERASTEM has spent up to and including the effective date of the agreement governing the Opt-Back Right to generate the Data in the pre-clinical and clinical study of the Chugai Compound and/or Product, [***]

If VERASTEM generates additional Data after the effective date of the agreement governing the Opt-Back Right, including without limitation through a multi-national clinical trial that may or may not include the EU, Japan and Taiwan, and CHUGAI desires to reference that Data in its own territories, then CHUGAI shall pay a %  of [***] costs [***] VERASTEM has spent to generate such Data in the pre-clinical and clinical study of the Chugai Compound and/or Product, [***]

CHUGAI shall not be obliged to pay any consideration (milestone or royalty) for the development or commercialization of the Chugai Compound and/or the Product in the territories where CHUGAI exercised the Opt-Back Right other than explicitly set forth in this APPENDIX IV.

Exhibit 10.1

Upon exercise of CHUGAI’s Opt-back Right, VERASTEM’s obligation for the royalty payment in accordance with Article 6.3 shall be based on the Net Sales of the Product in the Territory excluding the countries where CHUGAI exercised the Opt-Back Right.

3.  Manufacturing and Supply

VERASTEM shall supply to CHUGAI and CHUGAI agrees to purchase from VERASTEM, any and all requirements of the Product for development and commercialization in the countries where CHUGAI exercised the Opt-Back Right.  [***]

The supply price for the Product shall be VERASTEM’s Fully-Burdened Manufacturing Cost plus [***].  The parties shall negotiate and enter into a separate Supply Agreement and Quality Agreement with respect to the supply of the Product.

4.  Trademark

(i) CHUGAI has the right to choose, with respect to any Product to be commercialized by CHUGAI in countries where CHUGAI exercises the Opt-Back Right, whether to use a Product Trademark owned by VERASTEM or to use a different Trademark selected by CHUGAI.

(ii) In the event CHUGAI elects to use any Product Trademark owned by VERASTEM, VERASTEM shall grant  a perpetual, royalty-free license, with the right to sublicense, to use or practice such Product Trademark in the countries where CHUGAI exercises the Opt-Back Right.

5  Governance

The Parties shall establish a Joint Committee to oversee and control the implementation of the agreement between the Parties with respect to the global Development and Commercialization of the Product. VERASTEM shall have the final decision-making authority in the Territory except with respect to the EU and Japan and Taiwan, as applicable.  CHUGAI shall have the final decision-making authority in the EU and Japan and Taiwan, as applicable, unless the decision could adversely impact the Product outside the EU and Japan and Taiwan, in which case VERASTEM shall have the final decision-making authority.

Exhibit 10.1

APPENDIX V

[***]

Exhibit 10.1

APPENDIX VI

Inventory

[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit 10.1

APPENDIX VII

[***]